CERTAIN IDENTIFIED INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY “[***]”, HAS BEEN EXCLUDED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) THE TYPE THAT SURFACE ONCOLOGY, INC. TREATS AS PRIVATE OR CONFIDENTIAL.
                Exhibit 10.2

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 (“Amendment No. 1”) to the License Agreement dated December 20, 2020 between GlaxoSmithKline Intellectual Property (No. 4) Limited, having a principal place of business at 980 Great West Road, Brentford, Middlesex TW8 9GS United Kingdom (“GSK”) and Surface Oncology, Inc., having a place of business at 50 Hampshire Street, Cambridge MA 02139 (“Surface”) is effective as of August 11, 2021 (“Amendment Effective Date”). Each of GSK and Surface may be referred to herein as a “Party” and together, the “Parties”.

RECITALS

WHEREAS, GSK and Surface desire to amend the Transition Plan as set forth on Exhibit C hereto, in accordance with Section 15.6.

NOW THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:
1.Definitions. Capitalized terms used but not defined herein shall have the meaning set forth in the Agreement.

2.Transition Plan. The Parties agree to amend the Transition Plan as attached hereto as Exhibit C in order to permit Surface to order [***] of Licensed Product from the Existing CMO for transfer to GSK, as described in more detail in the Transition Plan. The Transition Plan sets forth the additional Transition Costs to be reimbursed to Surface by GSK in connection with the Manufacture of [***] of Licensed Product in accordance with Section 3.4 of the Agreement. Further, the Parties acknowledge and agree that [***] in accordance with the Transition Plan.

IN WITNESS WHEREOF, each Party has caused this Amendment No. 1 to be duly executed by its authorized representative on the Amendment Effective Date.

SURFACE ONCOLOGY, INC. /s/ Robert Ross Name: Robert Ross, MD Title: President and CEO /s/ Jessica Fees Name: Jessica Fees Title: Chief Financial Officer
GLAXOSMITHKLINE INTELLECTUAL PROPERTY NO. 4 LIMITED
 /s/ John Sadler
NAME: JOHN SADLER
AUTHORISED SIGNATORY
 FOR AND ON BEHALF OF
THE WELLCOME FOUNDATION LIMITED
 CORPORATE DIRECTOR
/s/ Claire MacLeod
NAME: CLAIRE MACLEOD
AUTHORISED SIGNATORY
 FOR AND ON BEHALF OF
EDINBURGH PHARMACEUTICAL INDUSTRIES LIMITED
CORPORATE DIRECTOR

DATE: 18TH AUGUST 2021

ACTIVE/113088899.2

EXHIBIT C TRANSITION PLAN
[***]

ACTIVE/113088899.2